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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report: November 13, 1998


                         AFFINITY GROUP HOLDING, INC.

               Exact Name of Registrant as Specified in Charter


        DELAWARE                   333-26389                   59-2922099

(State or other jurisdiction      (Commission                 (IRS Employer

     of corporation)              File Number)              Identification No.)

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64 Inverness Drive East                                  (303) 792-7284

Englewood, CO 80112                                      (Registrant's telephone

Address of principal executive offices                   number incl. area code)

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ITEM 5.   OTHER EVENTS

     On November 13, 1998, Affinity Group Holding, Inc.'s wholly owned subsidiary, Affinity Group, Inc. ("AGI"), entered into an Amended and Restated Credit Agreement. Further, AGI announced on November 18, 1998 notice was given on same date to redeem its $120 million of 11 1/2% Senior Subordinated Notes due 2003. The redemption date is December 18, 1998. The notes will be redeemed at 104.313% of par plus accrued interest to the date of redemption. The redemption is being funded by the above noted Amended and Restated Credit Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.   EXHIBITS


     Exhibit 10.1 Amended and Restated Credit Agreement dated as of November 13, 1998 among Fleet National Bank, The Provident Bank, Bank One Kentucky, NA and Affinity Group, Inc.

     Exhibit 99.1 Notice of Redemption of Affinity Group, Inc. 11 1/2% Senior Subordinated Notes due 2003.


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AFFINITY GROUP HOLDING, INC.



Date:  November 23, 1998                    /s/  MARK J. BOGGESS
                                            Senior Vice President, CFO




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